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                                                                    EXHIBIT 99.5
                                                                    ------------

                         TRANSITION SERVICES AGREEMENT

     THIS TRANSITION SERVICES AGREEMENT (the "Agreement") is made as of the 3rd day of August, 2001, between Thermo Electron Corporation, a Delaware corporation ("Thermo Electron"), and Kadant Inc., a Delaware corporation ("Kadant").

                                   RECITALS

     WHEREAS, Thermo Electron and Kadant have entered into a Plan and Agreement of Distribution of even date herewith (the "Distribution Agreement"), which contemplates the distribution by Thermo Electron of all of the issued and outstanding shares of Kadant Common Stock held by Thermo Electron to the stockholders of Thermo Electron (the "Distribution"); and

     WHEREAS, each of Thermo Electron and Kadant wishes to provide for an orderly and efficient separation of their businesses; and

     WHEREAS, the successful operation of Kadant's business following the Distribution will require the performance of certain administrative services which Thermo Electron has previously provided to Kadant and which Thermo Electron is willing to continue to provide to Kadant; and

     WHEREAS, the Distribution Agreement contemplates the execution and delivery of this Agreement, the purpose of which is to set forth certain matters regarding the provision of administrative services by Thermo Electron to Kadant.

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the parties hereby agree as follows:

     1. Definitions. Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Distribution Agreement.

     2. Services. During the term of this Agreement, as set forth in Section 6 (the "Transition Period"), Thermo Electron shall provide, or cause one or more of the other members of the Thermo Electron Group to provide, to Kadant or one or more of the other members of the Kadant Group designated by Kadant, the services set forth in this Section 2.

          2.1  Routine Services. Thermo Electron shall provide, or cause one or
               ----------------
more of the other members of the Thermo Electron Group to provide, to Kadant or one or more of the other members of the Kadant Group designated by Kadant the services identified in subparagraphs (a) through (f) below, in each case to the extent that such services are both (i) routine and consistent with services provided by the Thermo Electron Group prior to the Distribution pursuant to the Amended and Restated Corporate Services Agreement, dated January 3, 1993, between Thermo Electron and Kadant (the "Corporate Services Agreement") and (ii) covered by the annual fee assessed in
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accordance with the Corporate Services Agreement (collectively, "Routine
Services"). Thermo Electron and/or one or more of the other members of the Thermo Electron Group shall provide the Kadant Group Routine Services in such type, quantity and manner and at a level of service as is generally consistent with that provided by Thermo Electron and/or one or more of the other members of the Thermo Electron Group to the Kadant Group during the two-year period prior to the Distribution (the "Base Period"). Thermo Electron shall determine, in good faith, what services constitute Routine Services, and such determination shall not be subject to challenge by any member of the Kadant Group unless made in bad faith.

          (a)  Tax Related Services. Thermo Electron shall provide the tax
               --------------------
     related services set forth in the Tax Matters Agreement in accordance with the terms thereof.

          (b)  Insurance Related Services. Thermo Electron shall arrange for
               --------------------------
     liability, property and casualty, and other normal business insurance coverage for the Kadant Group, such insurance to be at Kadant's expense. Thermo Electron shall also provide support for the Kadant Group's product, worker safety and environmental programs, although Kadant acknowledges, on its own behalf and on behalf of the other members of the Kadant Group, that the principal responsibility for compliance rests with the Kadant Group. Kadant shall be eligible to receive a rebate from the workers' compensation pool administered by Thermo Electron for the 2001 fiscal year in an amount equal to the amount contributed to the pool by the Kadant Group less the workers' compensation expense actually incurred by the Kadant Group.

          (c)  Stock Plan Related Services. Thermo Electron shall assist with
               ---------------------------
     the administration of the Kadant employee stock purchase plan and provide the Kadant Group with stock option administration services.

          (d)  Corporate Record Keeping Services. Thermo Electron shall maintain
               ---------------------------------
     the corporate records of the Kadant Group, including, without limitation, maintaining minutes of meetings of the Boards of Directors and stockholders, supervising the transfer agent and registration functions, coordinating stock repurchase programs and tracking stock issuances and reserved shares.

          (e)  Information Technology. The Kadant Group shall continue to lease
               ----------------------
     the personal computers that it currently leases from Thermo Electron subject to the terms and conditions of its current leasing arrangements, and such computers shall continue to have access to the Thermo Electron network, including but not limited to use of e-mail and access to the Internet.

          (f)  Other Services. Thermo Electron and/or one or more of the other
               --------------
     members of the Thermo Electron Group shall provide other services of the type provided by it or them to the Kadant Group during the Base Period pursuant to the Corporate Services Agreement to the extent that members of the Thermo

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     Electron Group are permitted by law, contract or otherwise to provide such services and such services were covered by the annual fee assessed in accordance with the Corporate Services Agreement during the Base Period, including, but not limited to, risk management, export control advice, routine legal and other administrative services, corporate information, treasury and other financial services, and Hyperion and Edgar support and training services; provided, however, that the Kadant Group's participation in the notional pool arrangement in the United Kingdom and the pooling arrangement in France shall cease upon the Distribution.

          2.2  Transition Services. Thermo Electron shall provide, or cause one
               -------------------
or more of the other members of the Thermo Electron Group to provide, to Kadant and/ or one or more of the other members of the Kadant Group designated by Kadant, transition services (collectively, "Transition Services") to the extent and in a manner reasonably necessary to train the personnel of the Kadant Group to assume responsibility after the term of this Agreement for all Routine Services and any other services provided by the Thermo Electron Group to the Kadant Group during the Base Period. Thermo Electron shall determine, in good faith, what services constitute Transition Services, and such determination shall not be subject to challenge by any member of the Kadant Group unless made in bad faith.

          2.3  Extraordinary Services. In addition to Routine Services and
               ----------------------
Transition Services, Kadant may from time to time request that Thermo Electron provide, or cause one or more of the other members of the Thermo Electron Group to provide, other services to members of the Kadant Group, including, but not limited to, litigation support, acquisition and offering support services (including legal services), corporate development, or public or investor relations services (collectively, "Extraordinary Services"). Thermo Electron shall determine, in good faith, what services constitute Extraordinary Services, and such determination shall not be subject to challenge by any member of the Kadant Group unless made in bad faith. Thermo Electron may, in its sole discretion, reject any request for Extraordinary Services.

          2.4  Other Thermo Electron Activities. Kadant recognizes that the
               --------------------------------
Thermo Electron Group now renders and may continue to render management and other services to other companies that may or may not have policies and conduct activities similar to those of the Kadant Group. The Thermo Electron Group shall be free to render such advice and other services, and Kadant hereby consents thereto. The Thermo Electron Group shall not be required to devote full time and attention to the performance of its duties under this Agreement, but shall devote only so much of its time and attention as it deems reasonable or necessary to perform the services required hereunder.

          2.5  Sublease of Property. Thermo Electron shall sublease to Kadant
               --------------------
the premises currently occupied by Kadant at 245 Winter Street, Waltham, Massachusetts, on a month-to-month basis, on terms (including without limitation rent and expense reimbursement) substantially the same as those in effect between the parties hereto immediately prior to the date hereof and consistent with their past practice during

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the Base Period, provided that Kadant shall not be required to vacate the premises on less than three months prior written notice.

     3. Access to Kadant's Information. Kadant shall, and shall cause the other members of the Kadant Group to, make available on a timely basis to the Thermo Electron Group and the Representatives thereof all information and materials reasonably requested by Thermo Electron after the Distribution Date to enable it and/or the other members of the Thermo Electron Group to provide the services hereunder. The Kadant Group shall afford to the Thermo Electron Group and any Representatives thereof reasonable access, during normal business hours and at such other times as are reasonably required, to the Kadant Group's premises for the purpose of providing the services hereunder if such services are to be provided at a facility not owned or operated by the Thermo Electron Group. It is anticipated, however, that the services to be provided hereunder shall be performed at Thermo Electron's facilities and that Thermo Electron shall not be obligated to be resident at the Kadant Group's facilities unless mutually agreed between the parties hereto.

     4.   Fees; Expenses; Payment.

          4.1  Routine Services and Transition Services. For performing Routine
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Services and Transition Services, Thermo Electron will charge Kadant a quarterly fixed fee for any fiscal quarter in which such services are performed equal to 0.4% of the consolidated revenues of Kadant for the fiscal quarter ending September 29, 2001 and 0.2% of the consolidated revenues of Kadant for the fiscal quarter ending December 29, 2001 (such amount to be prorated on a daily basis for any partial fiscal quarter).

          4.2  Extraordinary Services. For performing Extraordinary Services,
               ----------------------
Thermo Electron will charge Kadant a fee equal to the fair market value of such services, as determined by Thermo Electron in good faith and on a basis consistent with the fees charged by the Thermo Electron Group to the Kadant Group for such services during the Base Period.

          4.3  Third Party Expenses. In addition to the fees for Routine
               --------------------
Services, Transition Services and Extraordinary Services provided above, Kadant shall pay the costs of all services provided by outside providers to or for the benefit of the Kadant Group, as well as all out-of-pocket costs incurred in connection with the provision of such services. If any member of the Kadant Group is billed by the provider directly, Kadant shall pay the bill directly. If any member of the Thermo Electron Group is billed for such services, Thermo Electron may pay the bill and charge Kadant the amount of the bill or forward the bill to Kadant for payment by Kadant.

          4.4  Manner of Payment. The charges for services pursuant to this
               -----------------
Section 4 will be determined and payable no less frequently than on a quarterly basis. The charges will be due when billed and shall be paid no later than 30 days from the date of billing. Overdue amounts will bear interest at ten percent (10%) per annum, compounded monthly. No member of Kadant Group shall have any right of set off with respect to amounts to be paid pursuant to this Agreement or be permitted to withhold

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payment during the pendency of any dispute with respect to amounts to be paid to any member of the Thermo Electron Group pursuant to this Agreement.

     5. Taxes. Any taxes assessed on the provision of the services hereunder shall be paid by Kadant to the extent such taxes are customarily borne or passed through to the recipient of such services.

     6. Term of Agreement. The term of this Agreement shall commence on the Distribution Date and shall continue until December 29, 2001 (or, in the case of Section 2.5 hereof only, such longer period of time as the sublease remains in effect pursuant to, and in accordance with, the terms of Section 2.5 hereof), unless terminated earlier pursuant to Section 7 hereof.

     7. Termination. This Agreement may be terminated by Kadant upon 90 days' written notice to Thermo Electron. This Agreement shall terminate and have no further force or effect in the event that the Distribution Agreement is terminated pursuant to, and in accordance with, Section 11.15 thereof.

     8. Confidentiality. Subject to any contrary requirement of law and the right of each party to enforce its rights hereunder in any legal action, each party shall keep strictly confidential, and shall use its reasonable efforts to cause the other members of its respective Group and the Representatives thereof to keep strictly confidential, any Information of or concerning the other party or the other party's Group which it may acquire pursuant to, or in the course of performing its obligations under, this Agreement; provided, however, that such obligation to maintain confidentiality shall not apply to Information which: (i) at the time of disclosure was in the public domain, not as a result of improper acts by the receiving party; (ii) is received by the receiving party from a third party who did not receive such Information from the disclosing party under an obligation of confidentiality; or (iii) is compelled to be disclosed by judicial or administrative process or, in the opinion of such party's counsel, by other requirements of law. Notwithstanding the foregoing, each of Thermo Electron and Kadant shall be deemed to have satisfied its obligations under this
Section 8 with respect to any Information if it exercises the same care with regard to such Information as it takes to preserve the confidentiality of its own similar Information.

     9. Indemnification. Kadant hereby agrees to indemnify, defend and hold harmless each of the Thermo Electron Indemnitees from and against any and all Indemnifiable Losses resulting from or in connection with third party claims arising from the Thermo Electron Group's performance of the services hereunder, unless such third party claims are due to the Thermo Electron Group's gross negligence or willful misconduct in performing the services hereunder. In defending against the claim, Kadant shall have the right to employ counsel of its choosing and shall at all times have the power to direct the defense against the claim. Thermo Electron shall provide such assistance and cooperation, at Kadant's cost, as Kadant may reasonably request in connection with the defense of any claim with respect to which indemnity may be sought against Kadant pursuant to this Section 9. In connection with any written requests by Kadant that Thermo Electron take action on behalf of Kadant (including, without

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limitation, transfer monies on behalf of Kadant), Kadant hereby agrees to indemnify, defend and hold harmless each of the Thermo Electron Indemnitees from and against any and all Indemnifiable Losses resulting from or in connection with action taken in accordance with Kadant's written instructions.

     10.  Miscellaneous.

          10.1  Governing Law. This Agreement shall be governed by the laws of
                -------------
the State of Delaware.

          10.2  Construction. Each provision of this Agreement shall be
                ------------
interpreted in a manner to be effective and valid to the fullest extent permissible under applicable law. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions of this Agreement which shall remain in full force and effect.

          10.3  Counterparts. This Agreement may be executed in counterparts,
                ------------
all of which shall be considered one and the same agreement.

          10.4  Amendments; Waivers. This Agreement may be amended or modified
                -------------------
only in writing executed by Thermo Electron and Kadant. No waiver shall operate to waive any further or future act and no failure to object or forbearance shall operate as a waiver.

          10.5  Notices. All notices, requests, demands and other communications
                -------
under this Agreement shall be given in accordance with Section 11.6 of the Distribution Agreement.

          10.6  Successors and Assigns. This Agreement and any of the rights and
                ----------------------
obligations of each party hereunder shall not be assigned, in whole or in part, without the prior written consent of the other party, except that Thermo Electron may delegate its obligations under this Agreement to other members of the Thermo Electron Group consistent with Thermo Electron's past practice or in connection with its merger or consolidation or the sale of substantially all of its assets, provided that in such event Thermo Electron shall remain fully liable for the fulfillment of all its obligations hereunder. This Agreement shall be binding upon the parties and their respective successors and assigns to the extent such assignments are in accordance with this Section 10.6.

          10.7  Interpretation. The Section headings contained in this Agreement
                --------------
are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. Whenever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply.

          10.8  No Third-Party Beneficiaries. Except for the provisions of
                ----------------------------
Section 8 relating to Thermo Electron Indemnitees, which are also for the benefit of such Thermo Electron Indemnitees other than Thermo Electron and the other members of the Thermo

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Electron Group, this Agreement is solely for the benefit of the parties hereto and the members of their respective Groups and is not intended to confer upon any other Persons any rights or remedies hereunder.

          10.9  Complete Agreement.
                ------------------

                (a) This Agreement, the Distribution Agreement and any schedules thereto and the Ancillary Agreements and other documents referred to herein or therein shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter.

                (b) All matters arising out of the Distribution relating to taxes shall be governed by the Tax Matters Agreement. In the event of any inconsistency between the Tax Matters Agreement and this Agreement with respect to such matters, the Tax Matters Agreement shall govern.

          10.10 Consequential and Other Damages. Except as specifically set
                -------------------------------
forth in this Agreement, Thermo Electron makes no representations, warranties or guaranties, express or implied, with respect to the services to be provided by the Thermo Electron Group under this Agreement. Notwithstanding anything to the contrary contained herein, no member of the Thermo Electron Group shall be liable, whether in contract, in tort (including negligence and strict liability), or otherwise, for any special, indirect, incidental or consequential damages whatsoever, which in any way arise out of, relate to, or are a consequence of, its performance or nonperformance hereunder, or the provision of or failure to provide any service hereunder, including but not limited to loss of profits, business interruptions and claims of customers, except insofar as such damage is the result of gross negligence or willful misconduct of a member of the Thermo Electron Group.

          10.11 Force Majeure.  Neither party shall be considered in default in
                -------------
performance of its obligations under this Agreement to the extent that its performance of such obligations is prevented or delayed by any cause beyond its reasonable control, including but not limited to strikes, labor disputes, civil disturbances, rebellion, invasion, epidemic, hostilities, war, embargo, natural disaster, acts of God, fire, sabotage, loss and destruction of property, changes in laws, regulations or orders, other events or situations which the party was unable to prevent or overcome despite the exercise of due diligence.

          10.12 Independent Contractor. At all times during the term hereof, all
                ----------------------
members of the Thermo Electron Group shall be independent contractors in providing services hereunder with the sole right to supervise, manage, operate, control, and direct the performance of such services and the sole obligation to employ, compensate, and manage their respective employees and business affairs. Nothing contained in this Agreement shall be deemed or construed to create a partnership or joint venture, to create the relationships of employee/employer or principal/agent, or otherwise create any liability whatsoever of either party hereto with respect to the indebtedness, liabilities,

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obligations or actions of the other party, any member of such other party's
Group, the Representatives of such other party's Group, or any other Person or entity.

          10.13 Compliance with Law. Nothing in this Agreement shall require
                -------------------
either party to take any action or omit to take any action in violation of applicable law.

          10.14 Kadant Officers and Directors. Nothing contained herein shall be
                -----------------------------
construed to relieve the directors or officers of Kadant from the performance of their respective duties or to limit the exercise of their powers in accordance with Kadant's Certificate of Incorporation or By-laws, each as amended to date, or in accordance with any applicable statute or regulation.

                 [Remainder of Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              THERMO ELECTRON CORPORATION

                              By: /s/ R.F. Syron
                                  ----------------------------------------
                              Name: R.F. Syron
                                    --------------------------------------
                              Title: Chairman and Chief Executive Officer
                                     -------------------------------------


                              KADANT INC.

                              By: /s/ William A. Rainville
                                  ----------------------------------------
                              Name: William A. Rainville
                                    --------------------------------------
                              Title: President and Chief Executive Officer
                                     -------------------------------------

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